UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on April 24, 2018.

HP INC.

HP INC.
1501 PAGE MILL ROAD
PALO ALTO, CA 94304

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 23, 2018
Date: April 24, 2018 Time: 2:00 PM Pacific Time
Location:	Meeting live via the Internet-please visit HP.onlineshareholdermeeting.com

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit HP.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/HP or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
2018 NOTICE AND PROXY STATEMENT AND 2017 ANNUAL REPORT WITH FORM 10-K/A

How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com/HP.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com/HP
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2018 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com/HP. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
Go to HP.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Management Proposals

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below:

1.	To elect the 10 director nominees named in the proxy statement

Nominees:

	1a.	Aida M. Alvarez

	1b.	Shumeet Banerji

	1c.	Robert R. Bennett

	1d.	Charles V. Bergh

	1e.	Stacy Brown-Philpot

	1f.	Stephanie A. Burns

	1g.	Mary Anne Citrino

	1h.	Stacey Mobley

	1i.	Subra Suresh

	1j.	Dion J. Weisler

The Board of Directors recommends you vote FOR each of the following proposals:

2.	To ratify the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2018

3.	To approve, on an advisory basis, the company’s executive compensation

Stockholder Proposal

The Board of Directors recommends you vote AGAINST the following proposal:

4.	Stockholder proposal requesting stockholders’ right to act by written consent, if properly presented at the annual meeting

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.